SSgA FUNDS


                        SUPPLEMENT DATED AUGUST 29, 1997


                        TO PROSPECTUS DATED JUNE 2, 1997

                   SSgA LIFE SOLUTIONS INCOME AND GROWTH FUND

                       SSgA LIFE SOLUTIONS BALANCED FUND

                        SSgA LIFE SOLUTIONS GROWTH FUND


Effective September 2, 1997, the Annual Life Solutions Fund Operating Expense Table (After Fee Reimbursement) is replaced with the attached Annual Life Solutions Operating Expense Table (After Fee Reimbursement).

In addition, the following is added as a fifth paragraph to the Distribution, Services and Shareholder Servicing Arrangements section:

     Investment Company has entered into a Service Agreement with State Street Solutions ("Solutions") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Solutions .15% of the average daily value of all Life Solution Fund shares held by or for customers of Solutions.

                 ANNUAL LIFE SOLUTIONS FUND OPERATING EXPENSES

                           (AFTER FEE REIMBURSEMENT)


The following expense table lists the various costs and expenses that an investor in the Life Solutions Funds will incur directly or indirectly. In addition to the expenses identified below, each Life Solutions Fund will indirectly bear its pro rata share of the expense of the Underlying Funds in which the Life Solutions Fund invests. The amounts shown are based on estimates of each Life Solutions Fund's operating expenses for its first full year of operation. The examples should not be considered a statement of actual past or future expenses. Actual expenses may be greater or less than those shown. For additional information, see "General Management."




Shareholder Transaction Expenses:
--------------------------------
                                                      Income and
                                                        Growth       Balanced     Growth
                                                      ----------     --------     ------
Sales Charge Imposed on Purchases                       None           None        None

Sales Charge Imposed on Reinvested
 Dividends                                              None           None        None

Deferred Sales Charge                                   None           None        None

Redemption Fees                                         None           None        None

Exchange Fee                                            None           None        None





Annual Life Solutions Fund Operating Expenses:
---------------------------------------------
(as a percentage of average daily net assets)

Advisory Fees                                         None             None        None

12b-1 Fees(1),(2)                                     .15%             .15%        .15%

Other Expenses (After Fee Reimbursement)(1),(3)       .30              .30         .30
                                                      ----             ----        ----

Total Operating Expenses (After Reimbursement)(3)     .45%             .45%        .45%
                                                      ====             ====        ====

--------------
(1) The ratios for 12b-1 Fees and Other Expenses are based upon estimated amounts for the current year. The Rule 12b-1 Plan permits charges of up to .25% in distribution and shareholder servicing fees.

(2) Rule 12b-1 Fees may include expenses for shareholder servicing activities. Investors purchasing Life Solutions Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

(3) The Advisor has voluntarily agreed to cap Life Solutions Funds' expenses (except for 12b-1 expenses) at .30%. The Other Expenses and Total Operating Expenses of the Life Solutions Income and Growth, Balanced and Growth Funds absent the reimbursement would be .67%, .60% and .41%, respectively, of average daily net assets on an annual basis. The fee reimbursement agreement will be in effect for the current fiscal year.

Long-term shareholders of the Life Solutions Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.